PIONEER DIVERSIFIED HIGH INCOME TRUST (HNW)
                        PIONEER FLOATING RATE TRUST (PHD)
                         PIONEER HIGH INCOME TRUST (PHT)
                    PIONEER MUNICIPAL HIGH INCOME TRUST (MHI)
               PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST (MAV)

                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-622-3265

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        SCHEDULED FOR SEPTEMBER 22, 2010

This is the formal agenda for your fund's annual meeting of shareholders. It tells you the matters upon which you will be asked to vote and the time and place of the meeting, in case you want to attend in person.

To the shareholders of Pioneer Diversified High Income Trust, Pioneer Floating Rate Trust, Pioneer High Income Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust:

The annual meeting of shareholders of each of the above registered investment management companies (each, a "fund" and, collectively, the "funds") will be held at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, on Wednesday, September 22, 2010 at 2:00 p.m. Eastern time, to consider the following:

1. To elect three Trustees of your fund, as named in the attached proxy statement: (i) with respect to each of Pioneer Floating Rate Trust, Pioneer High Income Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust, two by the holders of Common and Preferred Shares voting together as a single class, and one by the holders of Preferred Shares voting as a separate class and (ii) with respect to Pioneer Diversified High Income Trust, by the holders of Common Shares. Each elected Trustee will serve for a three year term or until a successor is elected.

2. To consider any other business that may properly come before the meeting.

Each fund will hold a separate meeting. Shareholders of each fund will vote separately.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ALL PROPOSALS.

Shareholders of record as of the close of business on July 2, 2010 are entitled to vote at the meeting and any adjournment or postponement thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON SEPTEMBER 22, 2010: This Notice and the Proxy Statement are available on the internet at https://www.proxy-direct.com/pio21590.

                                            By Order of each Board of Trustees,

                                            Christopher J. Kelley, Secretary

Boston, Massachusetts
July 30, 2010
                                            -----------------
                                            -----------------

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY.

                                                                   22246-02-0810

                               PROXY STATEMENT OF
                   PIONEER DIVERSIFIED HIGH INCOME TRUST (HNW)
                        PIONEER FLOATING RATE TRUST (PHD)
                         PIONEER HIGH INCOME TRUST (PHT)
                    PIONEER MUNICIPAL HIGH INCOME TRUST (MHI)
               PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST (MAV)
                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-622-3265

                         ANNUAL MEETING OF SHAREHOLDERS

This proxy statement contains the information you should know before voting on the proposal summarized below.

Each fund will furnish without charge a copy of its most recent annual report and any more recent semi-annual report to any shareholder upon request. Shareholders who want to obtain a copy of a fund's reports should direct all written requests to the attention of the fund, at the address listed above, or should call Pioneer Investment Management Shareholder Services, Inc. ("PIMSS") at 1-800-622-3265.

                                  INTRODUCTION

This proxy statement is being used by the Board of Trustees of each fund to solicit proxies to be voted at the annual meeting of shareholders of each fund referenced above. Participating in the meeting are holders of common shares of beneficial interest (the "Common Shares") of each fund and the holders of preferred shares of beneficial interest (the "Preferred Shares") of Pioneer Floating Rate Trust, Pioneer High Income Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust. Each meeting will be held at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, at 2:00 p.m., Eastern time, on Wednesday, September 22, 2010, and at any adjournments or postponements of a meeting to a later date, for the purposes as set forth in the accompanying notice of annual meeting of shareholders. You may call PIMSS at 1-800-622-3265 for information on how to obtain directions to be able to attend the meeting and vote in person.

This proxy statement and the enclosed proxy card are being mailed to shareholders of each fund on or about July 30, 2010. The annual report for each fund for its most recently completed fiscal year previously was mailed to shareholders.

                             WHO IS ELIGIBLE TO VOTE

Shareholders of record of each fund as of the close of business on July 2, 2010 (the "record date") are entitled to vote on all of the fund's business at the annual shareholder meeting and any adjournments or postponements thereof. Each whole share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to the shareholder's instructions. If you sign a proxy card but do not fill in a vote, your shares will be voted FOR each of the nominees for Trustee in Proposal 1. If any other business properly comes before the annual shareholder meeting, your shares will be voted at the discretion of the persons named as proxies.

Shareholders of each fund will only vote on proposals relating to their fund.

                                   PROPOSAL 1

                          ELECTION OF BOARD OF TRUSTEES

Shareholders of each fund are being asked to consider the election of three nominees to the Board of Trustees of the fund. All of the nominees for election to each fund's Board currently serve as Trustees of the fund and have served in that capacity continuously since originally elected or appointed. Each Trustee shall be elected to hold office for a three-year term and until his or her successor is elected and qualified. Each nominee has consented to being named in this proxy statement and indicated his or her willingness to serve if elected. In the unanticipated event that any nominee should be unable to serve, the persons named as proxies may vote for such other person as shall be designated by the fund's Board of Trustees. The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) for the election of the nominees named below as Trustees of each fund.

The Agreement and Declaration of Trust for each fund provides that the Board of Trustees shall consist of Trustees divided into three classes, each class to consist, as nearly as may be possible, of one-third of the total number of Trustees constituting the entire Board of Trustees. The Trustees of only one class are elected at each annual meeting so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three-year period. Each fund's Board of Trustees is divided into three staggered term classes -- Class I, Class II and Class III. Class I Trustees are being submitted to shareholders for election at the meeting for each of Pioneer Floating Rate Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust. Class II Trustees are being submitted to shareholders for election at the meeting for Pioneer High Income Trust. Class III Trustees are being submitted to shareholders for election at the meeting for Pioneer Diversified High Income Trust.

Each fund's Board of Trustees consists of nine members.

Pioneer Diversified High Income Trust
The terms of the Class III Trustees -- Mr. Cogan, Mr. Bock and Mr. West -- expire at the upcoming 2010 annual meeting; the terms of the Class I Trustees -- Ms. Graham, Mr. Kingsbury and Mr. Friedman-- expire in 2011; and the terms of the Class II Trustees - Ms. Bush, Mr. Perna and Ms. Piret -- expire in 2012.

Pioneer Floating Rate Trust
The terms of the Class I Trustees -- Mr. Cogan, Mr. Bock and Mr. West -- expire at the upcoming 2010 annual meeting; the terms of the Class II Trustees -- Ms. Graham, Mr. Kingsbury and Mr. Friedman -- expire in 2011; and the terms of the Class III Trustees -- Ms. Bush, Mr. Perna and Ms. Piret -- expire in 2012.

Pioneer Municipal High Income Trust
The terms of the Class I Trustees -- Mr. Cogan, Mr. Bock and Mr. West -- expire at the upcoming 2010 annual meeting; the terms of the Class II Trustees -- Ms. Graham, Mr. Kingsbury and Mr. Friedman -- expire in 2011; and the terms of the Class III Trustees -- Ms. Bush, Mr. Perna and Ms. Piret -- expire in 2012.

Pioneer Municipal High Income Advantage Trust
The terms of the Class I Trustees -- Mr. Cogan, Mr. Bock and Mr. West -- expire at the upcoming 2010 annual meeting; the terms of the Class II Trustees -- Ms. Graham, Mr. Kingsbury and Mr. Friedman -- expire in 2011; and the terms of the Class III Trustees -- Ms. Bush, Mr. Perna and Ms. Piret -- expire in 2012.

Pioneer High Income Trust
The terms of the Class II Trustees -- Mr. Cogan, Mr. Bock and Mr. West -- expire at the upcoming 2010 annual meeting; the terms of the Class III Trustees -- Ms. Graham, Mr. Kingsbury and Mr. Friedman -- expire in 2011; and the terms of the Class I Trustees -- Ms. Bush, Mr. Perna and Ms. Piret -- expire in 2012.

Subsequently, for each fund, each class of Trustees will stand for election at the conclusion of its respective three-year term. Such classification may prevent replacement of a majority of the Trustees for up to a two-year period. Holders of the Preferred Shares of each fund that has Preferred Shares outstanding are entitled to elect two trustees of that fund. Mr. Cogan and Ms. Piret have been designated as the Trustees to be elected by the holders of the Preferred Shares of each fund that has issued Preferred Shares. As noted above, Mr. Cogan's term expires at the upcoming 2010 annual meeting. Consequently, holders of Preferred Shares of each fund that has Preferred Shares outstanding will be asked to vote as a separate class at the upcoming 2010 annual meeting.

The following table sets forth for each nominee and Trustee, his or her position(s) with each fund, age, address, principal occupation during at least the past five years and any other board memberships held during at least the past five years. Trustees who are interested persons of a fund within the meaning of the Investment Company Act of

1940, as amended (the "1940 Act"), are referred to as Interested Trustees. Trustees who are not interested persons of a fund are referred to as Independent Trustees. Each of the Trustees (except Mr. West) serves as a Trustee of each of the 58 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). Mr. West serves as Trustee of 44 of the 58 Pioneer Funds. The address for all Trustees and all officers of each fund is 60 State Street, Boston, Massachusetts 02109.

------------------------------------------------------------------------------------------------------------------------------
                  Position(s)                                                                         Other Directorships
   Name, Age         Held         Term of Office and            Principal Occupation(s)                  Held by this
  and Address   With each Fund    Length of Service       During at least the Past Five Years         Trustee or Nominee
------------------------------------------------------------------------------------------------------------------------------
Interested Trustees:
------------------------------------------------------------------------------------------------------------------------------
John F. Cogan,  Chairman of     Pioneer Diversified      Non-Executive Chairman and a Director of     None
Jr. (84)*       the Board,      High Income Trust:       Pioneer Investment Management USA Inc.
                Trustee and     Class III Trustee        ("PIM-USA"); Chairman and a Director of
                President       since 2007. Term         Pioneer; Chairman and Director of
                                expires in 2010.         Pioneer Institutional Asset Management,
                                Pioneer Floating Rate    Inc. (since 2006); Director of Pioneer
                                Trust:                   Alternative Investment Management
                                Class I Trustee since    Limited (Dublin); President and a
                                2003. Term expires in    Director of Pioneer Alternative
                                2010. Elected by         Investment Management (Bermuda) Limited
                                Preferred Shares only.   and affiliated funds; Deputy Chairman
                                Pioneer High Income      and a Director of Pioneer Global Asset
                                Trust: Class II          Management S.p.A. ("PGAM") (until April
                                Trustee since 2002.      2010); Director of PIOGLOBAL Real Estate
                                Term expires in 2010.    Investment Fund (Russia) (until June
                                Elected by Preferred     2006); Director of Nano-C, Inc. (since
                                Shares only.             2003); Director of Cole Management Inc.
                                Pioneer Municipal        (since 2004); Director of Fiduciary
                                High Income Trust:       Counseling, Inc.; President and Director
                                Class I Trustee since    of Pioneer Funds Distributor, Inc.
                                2003. Term expires in    ("PFD") (until May 2006); President of
                                2010. Elected by         all of the Pioneer Funds; and Of
                                Preferred Shares         Counsel, Wilmer Cutler Pickering Hale
                                only.                    and Dorr LLP
                                Pioneer Municipal
                                High Income Advantage
                                Trust: Class I
                                Trustee since 2003.
                                Term expires in 2010.
                                Elected by Preferred
                                Shares only.
------------------------------------------------------------------------------------------------------------------------------
Daniel K.       Trustee and     Pioneer Diversified      Director, CEO and President of PIM-USA       None
Kingsbury (51)* Executive       High Income Trust:       (since February 2007); Director and
                Vice            Class I Trustee since    President of Pioneer and Pioneer
                President       2007. Term expires in    Institutional Asset Management, Inc.
                                2011.                    (since February 2007); Executive Vice
                                Pioneer Floating Rate    President of all of the Pioneer Funds
                                Trust: Class II          (since March 2007); Director of PGAM
                                Trustee since 2007.      (2007- 2010); Head of New Europe
                                Term expires             Division, PGAM (2000-2005); Head of
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                in 2011.                 New Markets Division, PGAM (2005-2007)
                                Pioneer High Income
                                Trust: Class III
                                Trustee since 2007.
                                Term expires in 2011.
                                Pioneer Municipal High
                                Income Trust: Class II
                                Trustee since 2007.
                                Term expires in 2011.
                                Pioneer Municipal High
                                Income Advantage
                                Trust: Class II
                                Trustee since 2007.
                                Term expires in 2011.
------------------------------------------------------------------------------------------------------------------------------
Independent Trustees:
------------------------------------------------------------------------------------------------------------------------------
David R. Bock   Trustee         Pioneer Diversified      Interim Chief Executive Officer, Oxford      Director of Enterprise
(66)                            High Income Trust:       Analytica, Inc. (privately-held research     Community Investment,
                                Class III Trustee        and consulting company) (2010-present);      Inc. (privately-held
                                since 2007. Term         Managing Partner, Federal City Capital       affordable housing
                                expires in 2010.         Advisors (corporate advisory services        finance company)
                                Pioneer Floating Rate    company) (1997-2004 and 2008-present);       (1985-present); Director
                                Trust:                   Executive Vice President and Chief           of Oxford Analytica,
                                Class I Trustee since    Financial Officer, I-trax, Inc.              Inc. (2008-present);
                                2005. Term expires in    (publicly traded health care services        Director of New York
                                2010.                    company) (2004-2007); and Executive Vice     Mortgage Trust
                                Pioneer High Income      President and Chief Financial Officer,       (publicly-traded
                                Trust: Class II          Pedestal Inc. (internet-based mortgage       mortgage REIT)
                                Trustee since 2005.      trading company) (2000-2002)                 (2004-2009)
                                Term expires in 2010.
                                Pioneer Municipal
                                High Income Trust:
                                Class I Trustee since
                                2005. Term expires in
                                2010.
                                Pioneer Municipal
                                High Income Advantage
                                Trust:
                                Class I Trustee since
                                2005. Term expires in
                                2010.
------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush    Trustee         Pioneer Diversified      President, Bush International, LLC           Director of Marriott
(62)                            High Income Trust:       (international financial advisory firm)      International, Inc.
                                Class II Trustee         (1991-present); Managing Director,           (2008-present); Director
                                since 2007. Term         Federal Housing Finance Board (oversight     of Discover Financial
                                expires in 2012.         of Federal Home Loan Bank system)            Services (credit card
                                Pioneer Floating Rate    (1989-1991); Vice President and Head of      issuer and electronic
                                Trust:                   International Finance, Federal National      payment services)
                                Class III Trustee        Mortgage Association (1988-1989); U.S.       (2007-present); Former
                                since 2003. Term         Alternate Executive                          Director of Briggs &
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                expires in 2012.         Director, International Monetary Fund        Stratton Co. (engine
                                Pioneer High Income      (1984-1988); Executive Assistant to          manufacturer)
                                Trust: Class I           Deputy Secretary of the U.S. Treasury,       (2004-2009); Director of
                                Trustee since 2002.      U.S. Treasury Department (1982-1984);        UAL Corporation (airline
                                Term expires in 2012.    Vice President and Team Leader in            holding company)
                                Pioneer Municipal        Corporate Banking, Bankers Trust Co.         (2006-present); Director
                                High Income Trust:       (1976-1982)                                  of ManTech International
                                Class III Trustee                                                     Corporation (national
                                since 2003. Term                                                      security, defense, and
                                expires in 2012.                                                      intelligence technology
                                Pioneer Municipal                                                     firm) (2006-present);
                                High Income Advantage                                                 Member, Board of
                                Trust:                                                                Governors, Investment
                                Class III Trustee                                                     Company Institute
                                since 2003. Term                                                      (2007-present); Former
                                expires in 2012.                                                      Director of Brady
                                                                                                      Corporation (2000-2007);
                                                                                                      Former Director of
                                                                                                      Mortgage Guaranty
                                                                                                      Insurance Corporation
                                                                                                      (1991-2006); Former
                                                                                                      Director of Millennium
                                                                                                      Chemicals, Inc.
                                                                                                      (commodity chemicals)
                                                                                                      (2002-2005); Former
                                                                                                      Director, R.J. Reynolds
                                                                                                      Tobacco Holdings, Inc.
                                                                                                      (tobacco) (1999-2005);
                                                                                                      Former Director of
                                                                                                      Texaco, Inc. (1997-2001)
------------------------------------------------------------------------------------------------------------------------------
Benjamin M.     Trustee         Pioneer Diversified      William Joseph Maier Professor of            Trustee, Mellon
Friedman                        High Income Trust:       Political Economy, Harvard University        Institutional Funds
(65)                            Class I Trustee since    (1972-present)                               Investment Trust and
                                2008. Term expires in                                                 Mellon Institutional
                                2011.                                                                 Funds Master Portfolio
                                Pioneer Floating Rate                                                 (oversaw 17 portfolios
                                Trust:                                                                in fund complex)
                                Class II Trustee                                                      (1989-2008)
                                since 2008. Term
                                expires in 2011.
                                Pioneer High Income
                                Trust: Class III
                                Trustee since 2008.
                                Term expires in 2011.
                                Pioneer Municipal
                                High Income Trust:
                                Class II Trustee since
                                2008. Term expires in
                                2011.
                                Pioneer Municipal
                                High Income Advantage
                                Trust:
                                Class II Trustee
                                since
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                2008. Term expires
                                in 2011.
------------------------------------------------------------------------------------------------------------------------------
Margaret B.W.   Trustee         Pioneer Diversified      Founding Director, Vice-President and        None
Graham                          High Income Trust:       Corporate Secretary, The Winthrop Group,
(63)                            Class I Trustee since    Inc. (consulting firm); and Desautels
                                2007. Term expires in    Faculty of Management,
                                2011.                    McGill University
                                Pioneer Floating Rate    (1999-present); and
                                Trust: Xerox PARC,       Manager of Research
                                Class II Trustee         Operations and Organizational Learning,
                                since 2003. Term         Xerox's Advance Research
                                expires in 2011.         Center (1990-1994)
                                Pioneer High Income
                                Trust: Class III
                                Trustee since 2002.
                                Term expires in 2011.
                                Pioneer Municipal
                                High Income Trust:
                                Class II Trustee
                                since 2003. Term
                                expires in 2011.
                                Pioneer Municipal
                                High Income Advantage
                                Trust: Class II
                                Trustee since 2003.
                                Term expires in 2011.
------------------------------------------------------------------------------------------------------------------------------
Thomas J.       Trustee         Pioneer Diversified      Chairman and Chief Executive Officer,        Director, Broadridge
Perna(59)                       High Income Trust:       Quadriserv, Inc. (technology products        Financial Solutions,
                                Class II Trustee since   for securities lending industry)             Inc. (investor
                                2007. Term expires in    (2008-present); Private investor             communications and
                                2012.                    (2004-2008); and Senior Executive Vice       securities processing
                                Pioneer Floating Rate    President, The Bank of New York              provider for financial
                                Trust: Class III         (financial and securities services)          services industry)
                                Trustee since 2006.      (1986-2004)                                  (2009-present);
                                Term expires in 2012.                                                 Director, Quadriserv,
                                Pioneer High Income                                                   Inc. (2005-present)
                                Trust: Class I Trustee
                                since 2006. Term
                                expires in 2012.
                                Pioneer Municipal High
                                Income Trust: Class
                                III Trustee since
                                2006. Term expires in
                                2012.
                                Pioneer Municipal High
                                Income Advantage
                                Trust: Class III
                                Trustee since 2006.
                                Term expires in 2012.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Marguerite      Trustee         Pioneer Diversified      President and Chief Executive Officer,       Director of New America
A. Piret                        High Income Trust:       Newbury, Piret & Company, Inc.               High Income Fund, Inc.
(62)                            Class II Trustee         (investment banking firm) (1981-present)     (closed-end investment
                                since 2007. Term                                                      company) (2004-present);
                                expires in 2012.                                                      Member, Board of
                                Pioneer Floating Rate                                                 Governors, Investment
                                Trust:                                                                Company Institute
                                Class III Trustee                                                     (2000-2006)
                                since 2003. Term
                                expires in 2012.
                                Elected by Preferred
                                Shares only.
                                Pioneer High Income
                                Trust: Class I
                                Trustee since 2002.
                                Term expires in 2012.
                                Elected by Preferred
                                Shares only.
                                Pioneer Municipal
                                High Income Trust:
                                Class III Trustee
                                since 2003. Term
                                expires in 2012.
                                Elected by Preferred
                                Shares only.
                                Pioneer Municipal
                                High Income Advantage
                                Trust: Class III
                                Trustee since 2003.
                                Term expires in 2012.
                                Elected by Preferred
                                Shares only.
------------------------------------------------------------------------------------------------------------------------------
Stephen K.      Trustee         Pioneer Diversified      Senior Counsel, Sullivan & Cromwell LLP      Director, The Swiss
West                            High Income Trust:       (law firm) (1998-present); Partner,          Helvetia Fund, Inc.
(81)                            Class III Trustee        Sullivan & Cromwell LLP (prior to 1998)      (closed-end investment
                                since 2007. Term                                                      company); Director,
                                expires in 2010.                                                      AMVESCAP, PLC
                                Pioneer Floating Rate                                                 (investment manager)
                                Trust:                                                                (1997-2005)
                                Class I Trustee since
                                2003. Term expires in
                                2010.
                                Pioneer High Income
                                Trust: Class II
                                Trustee since 2002.
                                Term expires in 2010.
                                Pioneer Municipal
                                High Income Trust:
                                Class I Trustee since
                                2003. Term expires in
                                2010.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                Pioneer Municipal
                                High Income Advantage
                                Trust:
                                Class I Trustee since
                                2003. Term expires in
                                2010.
------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because each is an officer or director of each fund's investment adviser and/or certain of its affiliates.

Responsibilities of the Board of Trustees

The Board of Trustees is responsible for overseeing each fund's management and operations. The Chairman of the Board is the principal executive officer of each fund and an Interested Trustee. Independent Trustees constitute more than 75% of the Board. The Board currently does not have a lead Independent Trustee.

During each fund's most recent fiscal year, the Board of Trustees held 6 meetings. All of the current Trustees and committee members of each fund then serving attended at least 75% of the meetings of the Board of Trustees and applicable committees, if any, held during that fund's fiscal year.

The funds do not have a policy on Trustee attendance at the annual meeting of shareholders. For each fund, one Trustee attended the 2009 annual meeting of shareholders.

The Trustees were selected to join the Board based upon the following as to each Board member: such person's character and integrity; such person's willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Independent Trustee, his or her status as not being an "interested person" as defined under the 1940 Act; and, as to each of Mr. Cogan and Mr. Kingsbury, his association with Pioneer. Each of the Independent Trustees also was selected to join the Board based on the criteria and principles set forth in the Nominating Committee Charter. In addition to individual attributes, the value of diversity is considered. In evaluating a Trustee's prospective service on the Board, the Trustee's experience in, and ongoing contributions toward, overseeing the fund's business as a Trustee also are considered. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Bock, accounting, financial, business and public company experience as a chief financial officer and an executive officer and experience as a board member of other organizations; Ms. Bush, banking, financial, governmental, international and entrepreneurial experience as an executive and experience as a board member of other organizations; Mr. Friedman, academic leadership, economic and finance experience and investment company board experience; Ms. Graham, academic leadership, experience in business, finance and management consulting; Mr. Perna, accounting, financial, and business experience as an executive officer and experience as a board member of other organizations; Ms. Piret, accounting, financial and entrepreneurial experience as an executive, valuation experience and investment company board experience; Mr. West, legal experience and securities and board experience; and each of Mr. Cogan and Mr. Kingsbury, investment management experience as an executive and leadership roles with Pioneer and its affiliates. However, in its periodic assessment of the effectiveness of the Board, the Board considers the complementary skills and experience of individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

Each fund's Agreement and Declaration of Trust provides that the appointment, designation (including in any proxy or registration statement or other document) of a Trustee as an expert on any topic or in any area, or as having experience, attributes or skills in any area, or any other appointment, designation or identification, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special attributes, skills, experience or expertise, or is appointed, designated, or identified as aforesaid, shall be held to a higher standard of care by virtue thereof.

Board Committees

The Board of Trustees has five standing committees: the Governance Committee, the Audit Committee, the Nominating Committee, the Policy Administration Committee and the Valuation Committee. Each committee is chaired by an Independent Trustee and all members of each committee are Independent Trustees.

The Chairs of the committees work with the Chairman of the Board and fund management in setting the agendas for Board meetings. The Chairs of the committees set the agendas for committee meetings with input from fund management. As noted below, through the committees, the Independent Trustees consider and address important matters involving the funds, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet without the presence of management and are advised by independent legal counsel. The Board has determined that delegation to the committees of specified oversight responsibilities helps ensure that the fund has effective and independent governance and oversight. The Board further has determined that its leadership structure is appropriate given Pioneer's role with respect to the funds' investment and business operations. The Board also believes that its leadership structure, as aided by the Chairman's experience and capabilities, serves to facilitate the orderly and efficient flow of information to the Independent Trustees from management and otherwise enhance the Board's oversight role.

During the most recent fiscal year for each fund, the Audit, Governance, Nominating, Policy Administration and Valuation Committees of each fund held the following meetings:

                      Pioneer                                            Pioneer
                    Diversified         Pioneer        Pioneer High     Municipal      Pioneer Municipal
                    High Income      Floating Rate       Income        High Income        High Income
                       Trust             Trust           Trust            Trust         Advantage Trust
-----------------------------------------------------------------------------------------------------------
Audit Committee          6                 6               6                6                  6
Governance               9                 8               8                9                  8
Committee
Nominating               0                 0               0                0                  0
Committee
Policy                   5                 5               5                5                  5
Administration
Committee
Valuation                5                 5               5                5                  5
Committee

Audit Committee: David R. Bock (Chair), Benjamin M. Friedman and Marguerite A. Piret.

Each fund's Audit Committee is comprised of only Independent Trustees who are "independent" as defined in the applicable New York Stock Exchange ("NYSE") and NYSE Amex listing standards relating to closed-end funds. The Board of Trustees of each fund has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to:

   o Assist the Board of Trustees' oversight and monitoring of: (i) the integrity of the fund's financial statements; (ii) the fund's compliance with legal and regulatory requirements; (iii) the independent registered public accounting firm's qualifications, performance and independence; and (iv) the performance of the fund's internal audit function; and

   o Prepare the disclosure required by Item 407(d)(3)(i) of Regulation S-K to be included in the fund's annual proxy statement and other filings.

The Audit Committee charter is available on Pioneer's website:
www.pioneerinvestments.com. You also can obtain a copy by sending a written request to your fund at the address listed on this proxy statement.

Each fund's Board of Trustees has determined that the fund has at least one audit committee financial expert serving on its Audit Committee. Ms. Piret, an Independent Trustee, serves on each Audit Committee and has been determined to be an audit committee financial expert.

Audit Committee Report

The Audit Committee reports that it has (1) reviewed and discussed each fund's audited financial statements with management; (2) discussed with the independent registered public accounting firm the matters required to be discussed with the independent auditors by the Statement of Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200 T; and
(3) received written disclosures and an independence letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, as adopted by the Public Company Accounting Oversight Board in Rule 3600 T, and discussed with the independent registered public accounting firm that firm's independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Annual Report for Pioneer Floating Rate Trust for the fiscal year ended November 30, 2009, the Annual Reports for Pioneer High Income Trust and Pioneer Municipal High Income Advantage Trust for the fiscal year ended March 31, 2010, and in the Annual Reports for Pioneer Diversified High Income Trust and Pioneer Municipal High Income Trust for the fiscal year ended April 30, 2010.

The members of each fund's Audit Committee are: David R. Bock (Chair), Benjamin
M. Friedman and Marguerite A. Piret.

Nominating Committee: Mary K. Bush (Chair), Benjamin M. Friedman, Margaret B.W. Graham and Marguerite A. Piret.

All members of the Nominating Committee are independent under the applicable NYSE and NYSE Amex listing standards relating to closed-end funds, and are not "interested persons," as defined in the 1940 Act, of the fund. The Board of each fund has adopted a written charter for the Nominating Committee, which is available on Pioneer's website: www.pioneerinvestments.com. You also can obtain a copy by sending a written request to your fund at the address listed on this proxy statement. The Nominating Committee reviews the qualifications of persons being considered as candidates for Independent Trustee and makes recommendations regarding the qualifications of such persons to the Governance Committee. The Governance Committee then evaluates any candidate and determines whether to nominate him or her for election. The Trustees who are not Independent Trustees and the officers of each fund are nominated and selected by the Board.

The Nominating Committee's charter provides for certain criteria to be used in evaluating candidates for Independent Trustee. In reviewing a potential nominee, the Nominating Committee applies the following criteria: (i) the nominee's reputation for integrity, honesty and adherence to high ethical standards, (ii) the nominee's business acumen and ability to exercise sound judgments, (iii) a commitment to attend and participate in meetings of the Board and its committees, (iv) the ability to understand potential conflicts of interest in managing a fund and to act in the interests of all shareholders, (v) the absence of a real or apparent conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee, and (vi) consideration of the value of diversity on the Board. The Nominating Committee does not necessarily place the same emphasis on each criterion. The Nomination Committee does not have a formal procedure for the implementation, or for assessing the effectiveness, of its policy with regard to the consideration of the value of diversity on the Board in reviewing potential nominees for Independent Trustee. However, as noted above, in its periodic assessment of the effectiveness of the Board, the Board considers the complementary skills and experience of individual Trustees in the context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds. In addition, the Nomination Committee Charter provides that nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis prescribed by law.

As long as an existing Independent Trustee continues, in the opinion of the other Independent Trustees, to satisfy these criteria and continues to make positive contributions to the Board, each fund anticipates that Independent Trustees of the fund would favor the re-nomination of an existing Trustee rather than a new candidate. Consequently, while the Nominating Committee will evaluate the qualifications of nominees recommended by shareholders to serve as Trustee, the Independent Trustees might act upon the Nominating Committee's evaluation only if there is a vacancy on the Board. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Nominating Committee will, in addition to any shareholder recommendations, evaluate candidates identified by other means, including candidates proposed by Independent Trustees or management. While it has not done so in the past, the Nominating Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Agreement and Declaration of Trust and By laws of the fund to be considered by the Nominating Committee. In evaluating a nominee recommended by a shareholder, the Nominating Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of nominees, the candidate's name will be placed on the fund's proxy card. If the Nominating Committee, the Independent Trustees or the Board determines not to include such candidate among the Board's designated nominees and the shareholder has satisfied the requirements of Rule 14a-8 under the Exchange Act, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate.

Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o the Secretary of the fund at the address on the notice of this meeting. The Secretary may determine not to forward any communication to members of the Board that does not relate to the business of a fund.

Valuation Committee: David R. Bock, Benjamin M. Friedman and Marguerite A. Piret (Chair).

The Valuation Committee, among other things, determines with Pioneer the value of securities under certain circumstances and considers other matters with respect to the valuation of securities, in each case in accordance with each fund's valuation procedures.

Policy Administration Committee: Mary K. Bush, Margaret B.W. Graham, Thomas J. Perna (Chair) and Stephen K. West.

The Policy Administration Committee, among other things, monitors each fund's compliance with legal and regulatory requirements that are not directly related to financial reporting, internal financial controls, independent audits or the performance of the fund's internal audit function. The Policy Administration Committee also oversees the adoption and implementation of certain of the funds' policies and procedures.

Governance Committee: David R. Bock, Mary K. Bush, Benjamin M. Friedman, Margaret B.W. Graham, Thomas J. Perna, Marguerite A. Piret and Stephen K. West (Chair).

The Governance Committee is comprised of all of the Independent Trustees. The Governance Committee serves as the forum for consideration of a number of issues required to be considered separately by the Independent Trustees under the 1940 Act, including the assessment and review of each fund's advisory agreement and other related party contracts. The Governance Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately from the Interested Trustees.

From time to time, the Governance Committee considers the composition and number of Trustees appropriate to be carrying out their responsibilities. When the Governance Committee determines that the Board should consider an additional Trustee or Trustees, the Nominating Committee is charged with identifying and evaluating potential Independent Trustee candidates with experience, qualifications, attributes and skills contemplated by the Nominating Committee Charter. From time to time, the Governance Committee also has added as specific criteria experience or skills that the Governance Committee believed, based on the then current composition and skills of the Independent Trustees and experience or skills that may be appropriate in light of anticipated retirements, changing business conditions and regulatory or other developments, would maintain or enhance the effectiveness of the Independent Trustees' oversight of each fund's affairs.

Oversight of Risk Management

Consistent with its responsibility for oversight of each fund in the interests of shareholders, the Board of Trustees oversees risk management of each fund's investment management and business operations. In performing this oversight function, the Board considers various risks and risk management practices relating to the funds. The Board has delegated certain aspects of its risk oversight responsibilities to the committees.

Each fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, enterprise risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of a fund. Under the overall supervision of the Board or the applicable committee of the Board, each fund, or Pioneer and the affiliates of Pioneer or other service providers to each fund employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the funds' and Pioneer's chief compliance officer and Pioneer's chief risk officer and director of internal audit, as well as various personnel of the other service providers such as the funds' independent registered public accounting firm, make periodic reports to the applicable committee or to the Board with respect to various aspects of risk management. The reports received by the Trustees related to risks typically are summaries of relevant information. Most of the funds' investment management and business operations are carried out by or through Pioneer, its affiliates, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from each fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. The Trustees recognize that not all risks that may affect a fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each fund's goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the funds or Pioneer and its affiliates or other service providers. As a result of the foregoing and other factors, each fund's ability to manage risk is subject to substantial limitations.

In addition, it is important to note that each fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

The following table indicates the value of shares that each Trustee or nominee beneficially owned in each fund and Pioneer Funds in the aggregate as of May 31, 2010. Beneficial ownership is determined in accordance with the Securities and Exchange Commission ("SEC") rules. The share value of any closed-end Pioneer fund is based on its closing market price on May 31, 2010. The share value of any open-end Pioneer fund is based on the net asset value of the class of shares on May 31, 2010. The dollar ranges in this table are in accordance with SEC requirements.

----------------------------------------------------------------------------------------------------------------------------
                                                                                             Aggregate Dollar Range
                                                                                             of Equity Securities in
                                                                                                All Pioneer Funds
                                                          Dollar Range of                       Overseen or to be
                                                         Equity Securities                     Overseen by Trustee
          Name of Trustee or Nominee                        in each Fund                           or Nominee
----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE or
NOMINEE
----------------------------------------------------------------------------------------------------------------------------
                                                          Over $100,000(1)
                                                                     $0(2)
John F. Cogan, Jr.                                                   $0(3)                       Over $100,000
                                                                     $0(4)
                                                          Over $100,000(5)
----------------------------------------------------------------------------------------------------------------------------
                                                                     $0(1)
                                                                     $0(2)
Daniel K. Kingsbury                                                  $0(3)                       Over $100,000
                                                                     $0(4)
                                                                     $0(5)
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEE or
NOMINEE
----------------------------------------------------------------------------------------------------------------------------
David R. Bock                                                        $0(1)                       Over $100,000
                                                                     $0(2)
                                                                     $0(3)
                                                                     $0(4)
                                                                     $0(5)
----------------------------------------------------------------------------------------------------------------------------
                                                                     $0(1)
                                                                     $0(2)
Mary K. Bush                                                         $0(3)                       Over $100,000
                                                                     $0(4)
                                                                     $0(5)
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                     $0(1)
                                                                     $0(2)
Benjamin M. Friedman                                                 $0(3)                       $Over $100,000
                                                                     $0(4)
                                                                     $0(5)
--------------------------------------------------------------------------------------------------------------------------
                                                     $10,000 to $50,000(1)
                                                                     $0(2)
Margaret B. W. Graham                                                $0(3)                       $Over $100,000
                                                                     $0(4)
                                                                     $0(5)
--------------------------------------------------------------------------------------------------------------------------
                                                                     $0(1)
                                                                     $0(2)
Thomas J. Perna                                                      $0(3)                       Over $100,000
                                                                     $0(4)
                                                                     $0(5)
--------------------------------------------------------------------------------------------------------------------------
                                                                     $0(1)
                                                                     $0(2)
Marguerite A. Piret                                                  $0(3)                        Over $100,000
                                                                     $0(4)
                                                                     $0(5)
--------------------------------------------------------------------------------------------------------------------------
                                                          $1 to $10,000(1)
                                                                     $0(2)
Stephen K. West                                                      $0(3)                        Over $100,000
                                                                     $0(4)
                                                                     $0(5)
--------------------------------------------------------------------------------------------------------------------------

(1) Shares held in Pioneer High Income Trust
(2) Shares held in Pioneer Municipal High Income Trust
(3) Shares held in Pioneer Municipal High Income Advantage Trust
(4) Shares held in Pioneer Floating Rate Trust
(5) Shares held in Pioneer Diversified High Income Trust

As of December 31, 2009, the Trustees, any nominee for election as a Trustee and the officers of each fund owned beneficially in the aggregate less than 1% of the outstanding shares of each fund.

For each of the funds, during the most recent fiscal year, none of the Trustees or any nominee for election as a Trustee engaged in the purchase or sale of securities of Pioneer, UniCredit S.p.A. or any other entity in a control relationship to Pioneer or PFD.

Material Relationships of the Independent Trustees

Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell, LLP which acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the fund and the other Pioneer Funds was approximately $450,898 and $419,689 in each of 2008 and 2009, respectively.

Compliance with Section 16(a) Reporting Requirements

Section 16(a) of the Exchange Act requires each fund's executive officers, Trustees and persons who own more than ten percent of a fund's shares ("10% Shareholders") to file reports of ownership and changes in ownership with the SEC. Executive officers, Trustees and 10% Shareholders are required by SEC regulations to furnish the fund with copies of all Section 16(a) forms they file. Section 30(h) of the 1940 Act extends the reporting requirements under Section 16(a) of the Exchange Act to certain officers of the fund's investment adviser. Based solely on a review of the copies of these reports furnished to each of the funds and representations that no other reports were required to be filed, each fund believes, except as noted below, that during the past fiscal year all filing requirements applicable to such persons were met.

Due to an administrative oversight, Forms 3 for Jean M. Bradley, chief compliance officer of each fund, were filed subsequent to the required date for such filings. However, no fund shares were bought or sold by Ms. Bradley prior to making the filings.

Other executive officers
In addition to Mr. Cogan and Mr. Kingsbury, who serve as President and Executive Vice President, respectively, of each fund, the following table provides information with respect to the other executive officers of the funds. Each executive officer is elected by the Board of Trustees and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all officers of the funds is 60 State Street, Boston, Massachusetts 02109.


 Name, age and position
     with each fund                        Principal occupation(s)

Christopher J. Kelley (45)   Vice President and Associate General Counsel of
Secretary                    Pioneer since January 2008 and Secretary of all of
                             the Pioneer Funds since June 2010 (Assistant
                             Secretary from September 2003 to May 2010); Vice
                             President and Senior Counsel of Pioneer from July
                             2002 to December 2007

Carol B. Hannigan            Fund Governance Director of Pioneer since December
(49)                         2006 and Assistant Secretary of all the Pioneer
Assistant Secretary          Funds since June 2010: Manager-Fund Governance of
                             Pioneer from December 2003 to November 2006; Senior
                             Paralegal of Pioneer from January 2000 to November
                             2003

Thomas Reyes                 Counsel of Pioneer since June 2007 and Assistant
(47)                         Secretary of all the Pioneer Funds since June 2010;
Assistant Secretary          Vice President and Counsel at State Street Bank
                             from October 2004 to June 2007

Mark E. Bradley              Vice President - Fund Accounting, Administration
(50)                         and Controllership Services of Pioneer; and
Treasurer                    Treasurer of all of the Treasurer Pioneer Funds
                             since March 2008; Deputy Treasurer of Pioneer from
                             March 2004 to February 2008; Assistant Treasurer
                             of all of the Pioneer Funds from March 2004 to
                             February 2008; and Treasurer and Senior Vice
                             President, CDC IXIS Asset Management Services from
                             2002 to 2003

Luis I. Presutti             Assistant Vice President - Fund Accounting,
(45)                         Administration and Controllership Services of
Assistant Treasurer          Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds

Gary Sullivan                Fund Accounting Manager - Fund Accounting,
(52)                         Administration and Controllership Services of
Assistant Treasurer          Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds

David F. Johnson             Fund Administration Manager - Fund Accounting,
(30)                         Administration and Controllership Services since
Assistant Treasurer          November 2008 and Assistant Treasurer of all of the
                             Pioneer Funds since January 2009; Client Service
                             Manager - Institutional Investor Services at State
                             Street Bank from March 2003 to March 2007

Jean M. Bradley              Chief Compliance Officer of Pioneer and of all the
(57)                         Pioneer Funds since March 2010; Director of Adviser
Chief Compliance Officer     and Portfolio Compliance at Pioneer since October
                             2005; Senior Compliance Officer for
--------------------------------------------------------------------------------

                             Columbia Management Advisers, Inc. from October
                             2003 to October 2005
--------------------------------------------------------------------------------

Compensation of trustees and officers

The following table sets forth certain information with respect to the compensation of each Trustee of Pioneer High Income Trust and Pioneer Municipal High Income Advantage Trust for the fiscal year ended March 31, 2010. The amounts paid to the Trustees by each fund differ due to (i) membership on or chairing certain committees of the Board of Trustees and (ii) attendance at meetings. The fund does not pay any salary or other compensation to its officers.

Pioneer High Income Trust and Pioneer Municipal High Income Advantage Trust:

---------------------------------------------------------------------------------------------------------------------------
                                         Aggregate              Pension or Retirement             Total Compensation
                                        Compensation             Benefits Accrued as              from the Fund and
Name of Trustee                        from each Fund           Part of Fund Expenses           Other Pioneer Funds(2)
---------------------------------------------------------------------------------------------------------------------------
Interested Trustees:
---------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr.(1)                            $500.00*                           $0.00                     $27,400.00
                                                $500.00**
---------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury(1)                             $0.00*                           $0.00                          $0.00
                                                  $0.00**
---------------------------------------------------------------------------------------------------------------------------
Independent Trustees:
---------------------------------------------------------------------------------------------------------------------------
David R. Bock                                  $2,027.12*                           $0.00                    $181,225.00
                                              $1,799.59**
---------------------------------------------------------------------------------------------------------------------------
Mary K. Bush                                   $1,736.93*                           $0.00                    $148,200.00
                                              $1,576.14**
---------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman                           $1,799.14*                           $0.00                    $155,025.00
                                              $1,621.72**
---------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham                           $1,736.9*3                           $0.00                    $148,200.00
                                              $1,576.14**
---------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna                                $1,794.08*                           $0.00                    $154,800.00
                                              $1,621.06**
---------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret                            $1,875.36*                           $0.00                    $163,800.00
                                              $1,680.96**
---------------------------------------------------------------------------------------------------------------------------
Stephen K. West                                $1,794.08*                           $0.00                     $96,693.48
                                              $1,621.06**
---------------------------------------------------------------------------------------------------------------------------

(1) Under the management contract, Pioneer reimburses each fund for any Interested Trustees fees paid by the fund.
(2) There are 58 U.S. registered investment portfolios in the Pioneer Funds.

*   Aggregate compensation from Pioneer High Income Trust.
**  Aggregate compensation from Pioneer Municipal High Income Advantage Trust.

The following table sets forth certain information with respect to the compensation of each Trustee of Pioneer Diversified High Income Trust and Pioneer Municipal High Income Trust for the fiscal year ended April 30, 2010. The amounts paid to the Trustees differ due to (i) membership on or chairing certain committees of the boards of Trustees and (ii) attendance at meetings. The fund does not pay any salary or other compensation to its officers.

Pioneer Diversified High Income Trust and Pioneer Municipal High Income Trust:

----------------------------------------------------------------------------------------------------------------------------
                                         Aggregate             Pension or Retirement              Total Compensation
                                       Compensation             Benefits Accrued as               from the Fund and
Name of Trustee                       from each Fund           Part of Fund Expenses            Other Pioneer Funds(2)
----------------------------------------------------------------------------------------------------------------------------
Interested Trustees:
----------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr.(1)                           $500.00*                           $0.00                       $27,400.00

----------------------------------------------------------------------------------------------------------------------------
                                               $500.00**
----------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury(1)                            $0.00*                           $0.00                            $0.00
                                                 $0.00**
----------------------------------------------------------------------------------------------------------------------------
Independent Trustees:
----------------------------------------------------------------------------------------------------------------------------
David R. Bock                                 $1,000.00*                           $0.00                      $181,225.00
                                             $1,677.00**
----------------------------------------------------------------------------------------------------------------------------
Mary K. Bush                                  $1,000.00*                           $0.00                      $148,200.00
                                             $1,487.62**
----------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman                          $1,000.00*                           $0.00                      $155,025.00
                                             $1,526.45**
----------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham                          $1,000.00*                           $0.00                      $148,200.00
                                             $1,487.62**
----------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna                               $1,000.00*                           $0.00                      $154,800.00
                                             $1,525.61**
----------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret                           $1,000.00*                           $0.00                      $163,800.00
                                             $1,576.63**
----------------------------------------------------------------------------------------------------------------------------
Stephen K. West                               $1,000.00*                           $0.00                       $96,693.48
                                             $1,525.61**
----------------------------------------------------------------------------------------------------------------------------

(1) Under the management contract, Pioneer reimburses each fund for any Interested Trustees fees paid by the fund.
(2) There are 58 U.S. registered investment portfolios in the Pioneer Funds.

* Aggregate compensation from Pioneer Diversified High Income Trust. ** Aggregate compensation from Pioneer Municipal High Income Trust.

The following table sets forth certain information with respect to the compensation of each Trustee of Pioneer Floating Rate Trust for the fiscal year ended November 30, 2009. The amounts paid to the Trustees differ due to (i) membership on or chairing certain committees of the boards of Trustees and (ii) attendance at meetings. The fund does not pay any salary or other compensation to its officers.

Pioneer Floating Rate Trust:

---------------------------------------------------------------------------------------------------------------------------
                                        Aggregate           Pension or Retirement               Total Compensation
                                      Compensation           Benefits Accrued as                from the Fund and
Name of Trustee                         from Fund           Part of Fund Expenses             Other Pioneer Funds(2)
---------------------------------------------------------------------------------------------------------------------------
Interested Trustees:
---------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr.(1)                         $500.00                           $0.00                         $27,400.00
---------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury(1)                          $0.00                           $0.00                              $0.00
---------------------------------------------------------------------------------------------------------------------------
Independent Trustees:
---------------------------------------------------------------------------------------------------------------------------
David R. Bock                               $2,225.66                           $0.00                        $193,900.01
---------------------------------------------------------------------------------------------------------------------------
Mary K. Bush                                $1,904.79                           $0.00                        $160,200.01
---------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman                        $1,978.40                           $0.00                        $167,700.01
---------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham                        $2,039.93                           $0.00                        $171,700.01
---------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna                             $2,067.06                           $0.00                        $175,300.01
---------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret                         $2,068.77                           $0.00                        $177,300.01
---------------------------------------------------------------------------------------------------------------------------
Stephen K. West                             $1,967.17                           $0.00                        $124,843.49
---------------------------------------------------------------------------------------------------------------------------

(1) Under the management contract, Pioneer reimburses each fund for any Interested Trustees fees paid by the fund.
(2) There are 58 U.S. registered investment portfolios in the Pioneer Funds.

Investment adviser and administrator

Pioneer, whose executive offices are located at 60 State Street, Boston, Massachusetts 02109, serves as investment adviser and administrator to each fund.

Required vote

In accordance with the Agreement and Declaration of Trust for Pioneer Diversified High Income Trust, the affirmative vote of a plurality of the Common Shares of the fund present in person or by proxy at the meeting at which a quorum exists is required to elect each nominee for Trustee. Mr. Cogan, Mr. Bock and Mr. West are the current nominees for election to the fund's Board of Trustees. This means that the three nominees receiving the greatest number of votes will be elected as Class III Trustees to the Board of Pioneer Diversified High Income Trust.

In accordance with the Agreement and Declaration of Trust for each of Pioneer Floating Rate Trust, Pioneer High Income Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust, the holders of Common Shares and Preferred Shares of each fund will vote on the respective nominees designated to be elected by such class of shares. Mr. Cogan, Mr. Bock and Mr. West are the current nominees for election to each fund's Board of Trustees. Mr. Bock and Mr. West are each elected by the holders of Common and Preferred Shares. Mr. Cogan is elected by the holders of Preferred Shares only. The affirmative vote of a plurality of the Common and Preferred Shares of the fund present in person or by proxy at the meeting at which a quorum exists, voting together as a single class, is required to elect each nominee for Trustee designated to be elected by the Common and Preferred Shares of the fund. For each fund that has issued Preferred Shares, the affirmative vote of a plurality of the Preferred Shares of the fund present at the meeting in person or by proxy is required to elect the nominee for Trustee designated to be elected by the Preferred Shares of the fund. This means that the three nominees receiving the greatest number of votes will be elected as Class I Trustees to the Board of each of Pioneer Floating Rate Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust and Class II Trustees to the Board of Pioneer High Income Trust.

Recommendation

For the reasons set forth above, the Trustees of your fund unanimously recommend that shareholders vote FOR each of Mr. Cogan, Mr. Bock and Mr. West.

AUDITOR INFORMATION

Each fund's Board of Trustees has selected Ernst & Young LLP as the independent registered public accounting firm for the fund.

Audit fees

The following are aggregate fees billed for professional services rendered by Ernst & Young LLP for its audit of each fund's annual financial statements and fees related to services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings for the two most recent fiscal years. All of these services were pre-approved by the audit Committee of each fund pursuant to Regulation S-X.

----------------------------------------------------------------------------------------------------------------------------
                                                                        For the fiscal year        For the fiscal year
                                                                          ended 3/31/2010            ended 3/31/2009
----------------------------------------------------------------------------------------------------------------------------
Pioneer High Income Trust                                                           $60,028.00                $59,242.00
----------------------------------------------------------------------------------------------------------------------------
Pioneer Municipal High Income Advantage Trust                                       $60,028.00                $59,242.00
----------------------------------------------------------------------------------------------------------------------------
                                                                        For the fiscal year        For the fiscal year
                                                                          ended 4/30/2010            ended 4/30/2009
----------------------------------------------------------------------------------------------------------------------------
Pioneer Diversified High Income Trust                                               $60,028.00                $49,590.00
----------------------------------------------------------------------------------------------------------------------------
Pioneer Municipal High Income Trust                                                 $60,028.00                $59,242.00
----------------------------------------------------------------------------------------------------------------------------
                                                                        For the fiscal year        For the fiscal year
                                                                          ended 11/30/2009          ended 11/30/2008
----------------------------------------------------------------------------------------------------------------------------
Pioneer Floating Rate Trust                                                         $92,428.00               $101,642.00
----------------------------------------------------------------------------------------------------------------------------

Audit-related fees

The following are aggregate fees billed for assurance and related services by Ernst & Young LLP to each fund that are related to the review of each fund's semi-annual financial statements and agreed upon procedures related to the ratings of each fund's Preferred Shares (if any) for the two most recent fiscal years. All of these services were approved by the Audit Committee of each fund pursuant to Regulation S-X.

----------------------------------------------------------------------------------------------------------------------------
                                                                        For the fiscal year        For the fiscal year
                                                                          ended 3/31/2010            ended 3/31/2009
----------------------------------------------------------------------------------------------------------------------------
Pioneer High Income Trust                                                            $9,652.00                 $9,652.00
----------------------------------------------------------------------------------------------------------------------------
Pioneer Municipal High Income Advantage Trust                                        $9,652.00                 $9,652.00
----------------------------------------------------------------------------------------------------------------------------
                                                                        For the fiscal year        For the fiscal year
                                                                          ended 4/30/2010            ended 4/30/2009
----------------------------------------------------------------------------------------------------------------------------
Pioneer Diversified High Income Trust                                                    $0.00                     $0.00
----------------------------------------------------------------------------------------------------------------------------
Pioneer Municipal High Income Trust                                                  $9,652.00                 $9,652.00
----------------------------------------------------------------------------------------------------------------------------
                                                                        For the fiscal year        For the fiscal year
                                                                          ended 11/30/2009          ended 11/30/2008
----------------------------------------------------------------------------------------------------------------------------
Pioneer Floating Rate Trust                                                          $9,652.00                 $9,652.00
----------------------------------------------------------------------------------------------------------------------------

Tax fees

The following are aggregate fees billed for professional services, primarily for tax returns, rendered by Ernst & Young LLP for tax compliance, tax advice and tax planning to each fund for the two most recent fiscal years. All of these services were pre-approved by the Audit Committee of each fund pursuant to Regulation S-X.

----------------------------------------------------------------------------------------------------------------------------
                                                                        For the fiscal year        For the fiscal year
                                                                          ended 3/31/2010            ended 3/31/2009
----------------------------------------------------------------------------------------------------------------------------
Pioneer High Income Trust                                                            $8,290.00                 $8,290.00
----------------------------------------------------------------------------------------------------------------------------
Pioneer Municipal High Income Advantage Trust                                        $8,290.00                 $8,290.00
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                        For the fiscal year        For the fiscal year
                                                                          ended 4/30/2010            ended 4/30/2009
----------------------------------------------------------------------------------------------------------------------------
Pioneer Diversified High Income Trust                                                $8,290.00                 $8,290.00
----------------------------------------------------------------------------------------------------------------------------
Pioneer Municipal High Income Trust                                                  $8,290.00                 $8,290.00
----------------------------------------------------------------------------------------------------------------------------
                                                                        For the fiscal year        For the fiscal year
                                                                          ended 11/30/2009          ended 11/30/2008
----------------------------------------------------------------------------------------------------------------------------
Pioneer Floating Rate Trust                                                          $8,290.00                 $8,290.00
----------------------------------------------------------------------------------------------------------------------------

All other fees

There were no fees billed for other services rendered by Ernst & Young LLP to the funds.

Affiliates' Fees for Non-Audit Services Required to be Pre-Approved

Each fund's Audit Committee is required to pre-approve services to affiliates as defined by SEC rules to the extent that the services relate directly to the operations or financial reporting of the fund. Affiliates include the fund's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the fund (hereinafter referred to as "affiliates" of the fund). For the fiscal years ended March 31, 2010 and 2009, for Pioneer High Income Trust and Pioneer Municipal High Income Advantage Trust, there were no services provided to an affiliate that required the fund's audit committee pre-approval. For the fiscal years ended April 30, 2010 and 2009, for Pioneer Diversified High Income Trust and Pioneer Municipal High Income Trust, there were no services provided to an affiliate that required the fund's Audit Committee pre-approval. For the fiscal years ended November 30, 2009 and 2008, for Pioneer Floating Rate Trust, there were no services provided to an affiliate that required the fund's audit committee pre-approval.
General Audit Committee Approval Policy

o For all projects, each of the officers of the funds and the funds' independent registered public accounting firm will make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy will be applied. Any services outside the specific pre-approved service subcategories set forth above must specifically be approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the independent registered public accounting firm as set forth in the above policy.

The charter of each Audit Committee requires that the Audit Committee shall approve (a) all audit and non-audit services to be provided to each fund and (b) all non-audit services to be provided by the fund's independent public accounting firm to Pioneer and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the fund ("Covered Service Providers") if the engagement relates directly to the operations and financial reporting of the fund. The Audit Committee may delegate, to the extent permitted by law, pre-approval responsibilities to one or more members of the Audit Committee who shall report to the full Audit Committee.

No Audit Committee may approve non-audit services that the Audit Committee believes may impair the independence of the independent registered public accounting firm. Permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below provided to the fund by the independent registered public accounting firm, other than those provided to a fund in connection with an audit or a review of the financial statements of the fund. Permissible non-audit services may not include (a) bookkeeping or other services related to the accounting records or financial statements of the fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser or investment banking services; (h) legal services and expert services unrelated to the audit; and (i) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (a) the aggregate amount of all such permissible non-audit services provided to a fund, Pioneer and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (i) the fund, (ii) Pioneer and (iii) any Covered Service Provider during the fiscal year in which services are provided that would not have to be approved by the Audit Committee; (b) the permissible non-audit services were not recognized by the fund at the time of the engagement to be non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to completion of the audit.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to each fund and its affiliates, as previously defined, were as follows.

----------------------------------------------------------------------------------------------------------------------------
                                                                        For the fiscal year        For the fiscal year
                                                                          ended 3/31/2010            ended 3/31/2009
----------------------------------------------------------------------------------------------------------------------------
Pioneer High Income Trust                                                           $17,942.00                $17,942.00
----------------------------------------------------------------------------------------------------------------------------
Pioneer Municipal High Income Advantage Trust                                       $17,942.00                $17,942.00
----------------------------------------------------------------------------------------------------------------------------
                                                                        For the fiscal year        For the fiscal year
                                                                          ended 4/30/2010            ended 4/30/2009
----------------------------------------------------------------------------------------------------------------------------
Pioneer Diversified High Income Trust                                               $17,942.00                $17,942.00
----------------------------------------------------------------------------------------------------------------------------
Pioneer Municipal High Income Trust                                                 $17,942.00                $17,942.00
----------------------------------------------------------------------------------------------------------------------------
                                                                        For the fiscal year        For the fiscal year
                                                                          ended 11/30/2009          ended 11/30/2008
----------------------------------------------------------------------------------------------------------------------------
Pioneer Floating Rate Trust                                                         $17,942.00                $17,942.00
----------------------------------------------------------------------------------------------------------------------------

The Audit Committee of the Board of each fund has considered whether the provision of services, other than audit services, by Ernst & Young LLP to each fund and its affiliates is compatible with maintaining Ernst & Young LLP's independence in performing audit services.

Representatives of Ernst & Young LLP will be available at the shareholder meeting (either in person or via telephone), will have the opportunity to make a statement should they desire to do so, and will be available to answer questions.

                       INFORMATION CONCERNING THE MEETINGS

Outstanding shares

As of the record date, July 2, 2010, the following Common and Preferred Shares of beneficial interest were outstanding for each fund:

------------------------------------------------------------------------------------------------------------------
                                                            Common Shares               Preferred Shares
------------------------------------------------------------------------------------------------------------------
Pioneer Diversified High Income Trust                          8,203,735       None
------------------------------------------------------------------------------------------------------------------
Pioneer Floating Rate Trust                                   24,487,769       Series M7         2,434
------------------------------------------------------------------------------------------------------------------
                                                                               Series W7         2,432
------------------------------------------------------------------------------------------------------------------
                                                                               Series TH7        2,432
------------------------------------------------------------------------------------------------------------------
Pioneer High Income Trust                                     27,805,580       Series M          2,020
------------------------------------------------------------------------------------------------------------------
                                                                               Series W          2,020
------------------------------------------------------------------------------------------------------------------
                                                                               Series TH         2,000
------------------------------------------------------------------------------------------------------------------
Pioneer Municipal High Income Advantage Trust                 23,027,797       Series A          3,000
------------------------------------------------------------------------------------------------------------------
                                                                               Series B          3,000
------------------------------------------------------------------------------------------------------------------
Pioneer Municipal High Income Trust                           22,274,554       Series A          2,000
------------------------------------------------------------------------------------------------------------------
                                                                               Series B          2,040
------------------------------------------------------------------------------------------------------------------

Ownership of shares of the funds

To the knowledge of each fund, as of the record date, July 2, 2010, the following persons owned of record or beneficially 5% or more of a class of the outstanding shares of each class of a fund:

Pioneer Diversified High Income Trust

----------------------------------------------------------------------------------------------------------------------------
Record Holder                                          Share Class            Number of Shares             % of Class
----------------------------------------------------------------------------------------------------------------------------
Cede & Co (Fast Account)                                  Common                 8,185,813                   99.78%
P.O. Box 20
Bowling Green Station
New York, NY 10004
----------------------------------------------------------------------------------------------------------------------------

Pioneer Floating Rate Trust

----------------------------------------------------------------------------------------------------------------------------
Record Holder                                          Share Class            Number of Shares             % of Class
----------------------------------------------------------------------------------------------------------------------------
Cede & Co (Fast Account)                                  Common                 24,465,751                  99.91%
P.O. Box 20
Bowling Green Station
New York, NY 10004
----------------------------------------------------------------------------------------------------------------------------
UBS Securities, LLC
1285 Avenue of the Americas, 15th Floor                 Series M7                   464                      19.06%
New York, NY 10019
----------------------------------------------------------------------------------------------------------------------------
                                                        Series W7                   745                      30.63%
----------------------------------------------------------------------------------------------------------------------------
                                                        Series TH7                  394                      16.20%
----------------------------------------------------------------------------------------------------------------------------
Merrill Lynch
4804 Deer Lake Drive East
4th Floor                                               Series M7                  1,516                     62.28%
Jacksonville, FL 32232-5286
----------------------------------------------------------------------------------------------------------------------------
                                                        Series W7                  1,308                     53.78%
----------------------------------------------------------------------------------------------------------------------------
                                                        Series TH7                 1,439                     59.17%
----------------------------------------------------------------------------------------------------------------------------
Citigroup Global Markets, Inc.
333 West 34th Street 3rd Floor                          Series TH7                  201                      8.26%
New York, NY 10001-2402
----------------------------------------------------------------------------------------------------------------------------
Oppenheimer/Fahnestock
125 Broad Street
16th Floor                                              Series M7                   348                      14.30%
New York, NY 10004-2464
----------------------------------------------------------------------------------------------------------------------------
                                                        Series W7                   282                      11.60%
----------------------------------------------------------------------------------------------------------------------------
                                                        Series TH7                  398                      16.37%
----------------------------------------------------------------------------------------------------------------------------

Pioneer High Income Trust

----------------------------------------------------------------------------------------------------------------------------
Record Holder                                          Share Class            Number of Shares             % of Class
----------------------------------------------------------------------------------------------------------------------------
Cede & Co (Fast Account)                                  Common                 27,707,336                  99.65%
P.O. Box 20
Bowling Green Station
New York, NY 10004
----------------------------------------------------------------------------------------------------------------------------
UBS Securities, LLC
1285 Avenue of the Americas, 15th Floor                  Series M                   267                     13. 22%
New York, NY 10019
----------------------------------------------------------------------------------------------------------------------------
                                                         Series W                   390                      19.31%
----------------------------------------------------------------------------------------------------------------------------
Credit Suisse First Boston
11 Madison Avenue
New York, NY                                             Series W                   110                      5.45%
10010-3629
----------------------------------------------------------------------------------------------------------------------------
Merrill Lynch
4804 Deer Lake Drive East
4th Floor                                                Series M                   789                      39.06%
Jacksonville, FL 32232-5286
----------------------------------------------------------------------------------------------------------------------------
                                                         Series W                   749                      37.08%
----------------------------------------------------------------------------------------------------------------------------
                                                        Series TH                   704                      35.20%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Citigroup Global Markets, Inc.
333 West 34th Street 3rd Floor                           Series M                   182                      9.01%
New York, NY 10001-2402
----------------------------------------------------------------------------------------------------------------------------
                                                         Series W                   163                      8.07%
----------------------------------------------------------------------------------------------------------------------------
Oppenheimer/Fahnestock
125 Broad Street
16th Floor                                              Series M7                   233                      11.53%
New York, NY 10004-2464
----------------------------------------------------------------------------------------------------------------------------
                                                         Series W                   300                      14.85%
----------------------------------------------------------------------------------------------------------------------------
                                                        Series TH                   459                      22.95%
----------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Inc.
1585 Broadway, 3rd Floor                                 Series M                   523                      25.89%
New York, NY 10036
----------------------------------------------------------------------------------------------------------------------------
                                                         Series W                   292                      14.46%
----------------------------------------------------------------------------------------------------------------------------
                                                        Series TH                   618                      30.90%
----------------------------------------------------------------------------------------------------------------------------

Pioneer Municipal High Income Advantage Trust

----------------------------------------------------------------------------------------------------------------------------
Record Holder                                          Share Class            Number of Shares             % of Class
----------------------------------------------------------------------------------------------------------------------------
Cede & Co (Fast Account)                                  Common                 22,951,998                  99.67%
P.O. Box 20
Bowling Green Station
New York, NY 10004
----------------------------------------------------------------------------------------------------------------------------
UBS Securities, LLC
1285 Avenue of the Americas, 15th Floor                  Series A                   859                      28.63%
New York, NY 10019
----------------------------------------------------------------------------------------------------------------------------
                                                         Series B                  1,285                     42.83%
----------------------------------------------------------------------------------------------------------------------------
Merrill Lynch
4804 Deer Lake Drive East, 4th Floor                     Series A                   414                      13.80%
Jacksonville, FL 32232-5286
----------------------------------------------------------------------------------------------------------------------------
                                                         Series B                   252                      8.40%
----------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advisors, LLC
One North Jefferson                                      Series A                   212                      7.07%
St. Louis, MO 63103
----------------------------------------------------------------------------------------------------------------------------
                                                         Series B                   431                      14.37%
----------------------------------------------------------------------------------------------------------------------------
Oppenheimer/Fahnestock
125 Broad Street 16th Floor                              Series A                   985                      32.83%
New York, NY 10004-2464
----------------------------------------------------------------------------------------------------------------------------
                                                         Series B                   826                      27.53%
----------------------------------------------------------------------------------------------------------------------------
Morgan Keegan
50 North Front Street                                    Series A                   302                      10.07%
Memphis, TN 38103-2126
----------------------------------------------------------------------------------------------------------------------------

Pioneer Municipal High Income Trust

----------------------------------------------------------------------------------------------------------------------------
Record Holder                                          Share Class            Number of Shares             % of Class
----------------------------------------------------------------------------------------------------------------------------
Cede & Co (Fast Account)                                  Common                 22,229,191                  99.80%
P.O. Box 20
Bowling Green Station
New York, NY 10004
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
UBS Securities, LLC
1285 Avenue of the Americas, 15th Floor                  Series A                   902                      45.10%
New York, NY 10019
----------------------------------------------------------------------------------------------------------------------------
                                                         Series B                   559                      27.40%
----------------------------------------------------------------------------------------------------------------------------
Oppenheimer/Fahnestock
125 Broad Street, 16th Floor                             Series A                   501                      25.05%
New York, NY 10004-2464
----------------------------------------------------------------------------------------------------------------------------
                                                         Series B                   646                      31.67%
----------------------------------------------------------------------------------------------------------------------------
Merrill Lynch
4804 Deer Lake Drive East, 4th Floor                     Series A                   174                      8.70%
Jacksonville, FL 32232-5286
----------------------------------------------------------------------------------------------------------------------------
                                                         Series B                   155                      7.60%
----------------------------------------------------------------------------------------------------------------------------
Morgan Keegan
50 North Front Street                                    Series A                   196                      9.80%
Memphis, TN 38103-2126
----------------------------------------------------------------------------------------------------------------------------
                                                         Series B                   227                      11.13%
----------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advisors, LLC
One North Jefferson                                      Series A                   155                      7.75%
St. Louis, MO 63103
----------------------------------------------------------------------------------------------------------------------------
Jeffries & Company Inc.
Harborside Financial Center
Plaza III, Suite 705                                     Series B                   207                      10.15%
Jersey City, NJ 07311-0000
----------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Inc.
1585 Broadway, 3rd Floor                                 Series B                   139                      6.81%
New York, NY 10036
----------------------------------------------------------------------------------------------------------------------------

Shareholder proposals

Under Rule 14a-8 of the Exchange Act (relating to shareholder proposals), any shareholder proposal that may properly be included in your fund's proxy statement for the 2011 annual meeting, must be received by the Secretary of the fund at the fund's principal offices at 60 State Street, Boston, Massachusetts 02109 at least 120 calendar days prior to the anniversary of the date of mailing of the fund's proxy statement for the 2010 annual meeting, or on or before April 8, 2011. A proposal that is not to be included in a fund's proxy statement may be made at the 2011 annual meeting for such fund only if it is received by the Secretary of the fund at the fund's principal offices at 60 State Street, Boston, Massachusetts 02109 not more than 120 days and at least 90 days before the anniversary date of the mailing of the fund's proxy materials for 2010 annual meeting provided, however, that in the event that the date of the mailing of the notice for the 2011 annual meeting for a fund is advanced or delayed by more than thirty (30) days from the anniversary date of the mailing of the notice for 2010 annual meeting, notice by a shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of mailing of the notice for the 2011 annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for the 2011 annual meeting or the 10th day following the day on which public announcement of the date of mailing of the notice for the 2011 meeting is first made by the fund. The fund's By-laws require that certain information must be provided by the shareholder to the fund when notice of a nominee for election as a Trustee or proposal is submitted to the fund.

The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Each of Pioneer Diversified High Income Trust, Pioneer Floating Rate Trust, Pioneer High Income Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust currently expect to hold the next annual shareholders' meeting on or about September 22, 2011, which date is subject to change. Shareholder proposals are subject to certain regulations under the federal securities laws.

Proxies, quorum and voting at the meeting

Any shareholder who has given his or her proxy to someone generally has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the fund. In addition, although mere attendance at the meeting will not revoke a proxy, a shareholder present at the meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of Proposal 1, as described above, and will use their best judgment in connection with the transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only shareholders of record as of the record date are entitled to notice of and to vote at the meeting.

For Pioneer Diversified High Income Trust: one-third of the outstanding shares of the fund entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the meeting.

For each of Pioneer Floating Rate Trust, Pioneer High Income Trust, Pioneer Municipal High Income Trust and Pioneer Municipal High Income Advantage Trust:
(i) with respect to the holders of the Common and Preferred Shares, voting together as a single class, one-third of the outstanding Common and Preferred Shares of the fund entitled to vote, present in person or represented by proxy, counted together, constitutes a quorum for the transaction of business at the meeting; and (ii) with respect to the Trustees to be elected by holders of the Preferred Shares, voting as a separate class, one-third of the outstanding Preferred Shares of the fund entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the meeting. Abstentions and "broker non-votes" will be treated as present for purposes of determining a quorum. "Broker non-votes" occur when a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal and has not received instructions from the beneficial owner.

In the event that at the time any session of the meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the shareholder meeting to a later date and the meeting may be held as adjourned without further notice. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the shareholder meeting to permit further solicitation of proxies with respect to such proposal and the meeting may be held as adjourned without further notice. Any such adjournment will require the affirmative vote of more than one half of the shares of the fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal. If the meeting is postponed, the funds will give notice of the postponed meeting to shareholders.

On any matter submitted to a vote of shareholders each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote.

As discussed more fully under Proposal 1 above, nominees must be elected by a plurality of the votes cast in person or by proxy at the meeting at which a quorum exists. Abstentions and "broker non-votes" are not considered "votes cast" and, therefore, do not constitute a vote "FOR" a proposal. Thus, abstentions and "broker non-votes" will have no effect on the voting for the election of Trustees in Proposal 1, because only votes "FOR" are considered in a plurality voting requirement.

Other business

While the meeting has been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are those matters stated in the attached notice of annual meeting of shareholders. However, if any additional matters properly come before the meeting, and on all matters incidental to the conduct of the meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

Method of solicitation and expenses

The cost of preparing, printing and mailing the enclosed proxy statement, accompanying notice of annual meeting of shareholders and the accompanying proxy card for each fund will be borne by that fund. In addition to soliciting proxies by mail, Pioneer may, at the fund's expense, have one or more of the fund's officers, representatives or compensated third-party agents, including Pioneer, PIMSS and PFD, aid in the solicitation of proxies by personal interview or telephone and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons. Each fund has retained Computershare Fund Services to assist in the proxy solicitation. The cost of their services is estimated at approximately $85,000.

Each fund may also arrange to have votes recorded by telephone, the internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the shareholder meeting. Each fund is unaware of any such challenge at this time. In the case of telephone voting, shareholders would be called at the phone number the sub-transfer agent, American Stock Transfer & Trust Company, has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. In the case of automated telephone and internet voting, shareholders would be required to provide their Social Security number or other identifying information and would receive a confirmation of their instructions.

Persons holding shares as nominees will be reimbursed by the fund, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

July 30, 2010

                          YOUR VOTE IS VERY IMPORTANT.
                     PLEASE COMPLETE, SIGN, DATE AND RETURN
                        THE ENCLOSED PROXY CARD PROMPTLY.















                  Please detach at perforation before mailing.





PROXY                      PIONEER FLOATING RATE TRUST                     PROXY
                         ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 22, 2010

This proxy is solicited on behalf of the Board of Trustees of Pioneer Floating Rate Trust. I (we), the undersigned holder(s) of preferred shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr. and Christopher J. Kelley, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Floating Rate Trust to be held on September 22, 2010, at 2:00 p.m. (Eastern time) at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned or postponed session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all preferred shares of beneficial interest of Pioneer Floating Rate Trust which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

                                    ---------------------     ------------------
                                    999 99999 999 999
                                    ---------------------     ------------------

                                    Note: In signing, please write name(s)
                                    exactly as they appear on this proxy.
                                    When signing as attorney, executor,
                                    administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                                    --------------------------------------------
                                    Signature(s) [Title(s) if applicable]

                                    --------------------------------------------
                                    Signature of joint owner, if any

                                    --------------------------------------------
                                    Date                   21590_072610_FRT_PREF

                          YOUR VOTE IS VERY IMPORTANT.
                     PLEASE COMPLETE, SIGN, DATE AND RETURN
                        THE ENCLOSED PROXY CARD PROMPTLY.



     Important Notice Regarding the Availability of Proxy Materials for the
              Shareholder Meeting to Be Held on September 22, 2010.
   The proxy statement is available at: https://www.proxy-direct.com/pio21590













                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY







                  Please detach at perforation before mailing.



THE PREFERRED SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER FLOATING RATE TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSAL:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK: |_|

1.   To elect three Class I trustees of Pioneer Floating Rate Trust, as named in
     the attached proxy statement, to serve on the Board of Trustees until their      FOR       WITHHOLD    FOR ALL
     successors have been duly elected and qualified. The nominees for trustee        ALL         ALL       EXCEPT
     are:
     01. David R. Bock         02. Stephen K. West       03. John F. Cogan, Jr.       |_|         |_|         |_|

     To withhold authority to vote "FOR" any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number(s) on the line provided below.

--------------------------------------------------------------------------------


                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                              21590_072610_FRT_PREF

                          YOUR VOTE IS VERY IMPORTANT.
                     PLEASE COMPLETE, SIGN, DATE AND RETURN
                        THE ENCLOSED PROXY CARD PROMPTLY.















                  Please detach at perforation before mailing.





PROXY                       PIONEER HIGH INCOME TRUST                      PROXY
                         ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 22, 2010

This proxy is solicited on behalf of the Board of Trustees of Pioneer High Income Trust. I (we), the undersigned holder(s) of preferred shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr. and Christopher J. Kelley, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer High Income Trust to be held on September 22, 2010, at 2:00 p.m. (Eastern time) at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned or postponed session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all preferred shares of beneficial interest of Pioneer High Income Trust which I (we) will be entitled to vote or act upon, with all the powers I
(we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

                                    ---------------------     ------------------
                                    999 99999 999 999
                                    ---------------------     ------------------

                                    Note: In signing, please write name(s)
                                    exactly as they appear on this proxy.
                                    When signing as attorney, executor,
                                    administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                                    --------------------------------------------
                                    Signature(s) [Title(s) if applicable]

                                    --------------------------------------------
                                    Signature of joint owner, if any

                                    --------------------------------------------
                                    Date                   21590_072610_HIT_PREF

                          YOUR VOTE IS VERY IMPORTANT.
                     PLEASE COMPLETE, SIGN, DATE AND RETURN
                        THE ENCLOSED PROXY CARD PROMPTLY.





     Important Notice Regarding the Availability of Proxy Materials for the
              Shareholder Meeting to Be Held on September 22, 2010.
   The proxy statement is available at: https://www.proxy-direct.com/pio21590








                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY





                  Please detach at perforation before mailing.



THE PREFERRED SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER HIGH INCOME TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSAL:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK: |_|

1.   To elect three Class II trustees of Pioneer High Income Trust, as named in
     the attached proxy statement, to serve on the Board of Trustees until their        FOR       WITHHOLD     FOR ALL
     successors have been duly elected and qualified. The nominees for trustee          ALL         ALL        EXCEPT
     are:
     01. David R. Bock        02. Stephen K. West         03. John F. Cogan, Jr.        |_|         |_|          |_|

     To withhold authority to vote "FOR" any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number(s) on the line provided below.

--------------------------------------------------------------------------------


                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                              21590_072610_HIT_PREF

                          YOUR VOTE IS VERY IMPORTANT.
                     PLEASE COMPLETE, SIGN, DATE AND RETURN
                        THE ENCLOSED PROXY CARD PROMPTLY.















                  Please detach at perforation before mailing.





PROXY              PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST           PROXY
                         ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 22, 2010

This proxy is solicited on behalf of the Board of Trustees of Pioneer Municipal High Income Advantage Trust. I (we), the undersigned holder(s) of preferred shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr. and Christopher J. Kelley, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Municipal High Income Advantage Trust to be held on September 22, 2010, at
2:00 p.m. (Eastern time) at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned or postponed session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all preferred shares of beneficial interest of Pioneer Municipal High Income Advantage Trust which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

                                    ---------------------     ------------------
                                    999 99999 999 999
                                    ---------------------     ------------------

                                    Note: In signing, please write name(s)
                                    exactly as they appear on this proxy.
                                    When signing as attorney, executor,
                                    administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                                    --------------------------------------------
                                    Signature(s) [Title(s) if applicable]

                                    --------------------------------------------
                                    Signature of joint owner, if any

                                    --------------------------------------------
                                    Date                 21590_072610_MHIAT_PREF

                          YOUR VOTE IS VERY IMPORTANT.
                     PLEASE COMPLETE, SIGN, DATE AND RETURN
                        THE ENCLOSED PROXY CARD PROMPTLY.





     Important Notice Regarding the Availability of Proxy Materials for the
              Shareholder Meeting to Be Held on September 22, 2010.
   The proxy statement is available at: https://www.proxy-direct.com/pio21590









                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY






                  Please detach at perforation before mailing.



THE PREFERRED SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING
PROPOSAL:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK: |_|

1.   To elect three Class I trustees of Pioneer Municipal High Income Advantage
     Trust, as named in the attached proxy statement, to serve on the Board of          FOR       WITHHOLD     FOR ALL
     Trustees until their successors have been duly elected and qualified. The          ALL         ALL        EXCEPT
     nominees for trustee are:
     01. David R. Bock        02. Stephen K. West         03. John F. Cogan, Jr.        |_|         |_|          |_|

     To withhold authority to vote "FOR" any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number(s) on the line provided below.

--------------------------------------------------------------------------------


                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                             21590_072610_MHIAT_PREF

                          YOUR VOTE IS VERY IMPORTANT.
                     PLEASE COMPLETE, SIGN, DATE AND RETURN
                        THE ENCLOSED PROXY CARD PROMPTLY.















                  Please detach at perforation before mailing.





PROXY                  PIONEER MUNICIPAL HIGH INCOME TRUST                 PROXY
                         ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 22, 2010

This proxy is solicited on behalf of the Board of Trustees of Pioneer Municipal High Income Trust. I (we), the undersigned holder(s) of preferred shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., and Christopher J. Kelley, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Municipal High Income Trust to be held on September 22, 2010, at 2:00 p.m. (Eastern time) at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned or postponed session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all preferred shares of beneficial interest of Pioneer Municipal High Income Trust which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

                                    ---------------------     ------------------
                                    999 99999 999 999
                                    ---------------------     ------------------

                                    Note: In signing, please write name(s)
                                    exactly as they appear on this proxy.
                                    When signing as attorney, executor,
                                    administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                                    --------------------------------------------
                                    Signature(s) [Title(s) if applicable]

                                    --------------------------------------------
                                    Signature of joint owner, if any

                                    --------------------------------------------
                                    Date                  21590_072610_MHIT_PREF

                          YOUR VOTE IS VERY IMPORTANT.
                     PLEASE COMPLETE, SIGN, DATE AND RETURN
                        THE ENCLOSED PROXY CARD PROMPTLY.




     Important Notice Regarding the Availability of Proxy Materials for the
              Shareholder Meeting to Be Held on September 22, 2010.
   The proxy statement is available at: https://www.proxy-direct.com/pio21590


--------------------------------------------------------------------------------


                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY





                  Please detach at perforation before mailing.



THE PREFERRED SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER MUNICIPAL HIGH INCOME TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSAL:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK: |_|

1.   To elect three Class I trustees of Pioneer Municipal High Income Trust, as
     named in the attached proxy statement, to serve on the Board of Trustees           FOR       WITHHOLD     FOR ALL
     until their successors have been duly elected and qualified. The nominee           ALL         ALL        EXCEPT
     for trustee are:
     01. David R. Bock        02. Stephen K. West         03. John F. Cogan, Jr.        |_|         |_|          |_|

     To withhold authority to vote "FOR" any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number(s) on the line provided below.


--------------------------------------------------------------------------------


                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                             21590_072610_MHIT_PREF

                          YOUR VOTE IS VERY IMPORTANT.
                     PLEASE COMPLETE, SIGN, DATE AND RETURN
                        THE ENCLOSED PROXY CARD PROMPTLY.









                  Please detach at perforation before mailing.


PROXY                      PIONEER FLOATING RATE TRUST                     PROXY
                         ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 22, 2010

This proxy is solicited on behalf of the Board of Trustees of Pioneer Floating Rate Trust. I (we), the undersigned holder(s) of common shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr. and Christopher J. Kelley, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Floating Rate Trust to be held on September 22, 2010, at 2:00 p.m. (Eastern time) at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned or postponed session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all common shares of beneficial interest of Pioneer Floating Rate Trust which I (we) will be entitled to vote or act upon, with all the powers I
(we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

                                    ---------------------     ------------------
                                    999 99999 999 999
                                    ---------------------     ------------------

                                    Note: In signing, please write name(s)
                                    exactly as they appear on this proxy.
                                    When signing as attorney, executor,
                                    administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                                    --------------------------------------------
                                    Signature(s) [Title(s) if applicable]

                                    --------------------------------------------
                                    Signature of joint owner, if any

                                    --------------------------------------------
                                    Date                    21590_072610_FRT_COM

                          YOUR VOTE IS VERY IMPORTANT.
                     PLEASE COMPLETE, SIGN, DATE AND RETURN
                        THE ENCLOSED PROXY CARD PROMPTLY.


     Important Notice Regarding the Availability of Proxy Materials for the
              Shareholder Meeting to Be Held on September 22, 2010.
   The proxy statement is available at: https://www.proxy-direct.com/pio21590




                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY









                  Please detach at perforation before mailing.


THE COMMON SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER FLOATING RATE TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSAL:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK: |_|

1.   To elect two Class I trustees of Pioneer Floating Rate Trust, as named in
     the attached proxy statement, to serve on the Board of Trustees until their       FOR       WITHHOLD    FOR ALL
     successors have been duly elected and qualified. The nominees for trustee         ALL         ALL       EXCEPT
     are:
     01. David R. Bock        02. Steven K. West                                        |_|         |_|         |_|

   To withhold authority to vote "FOR" any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number(s) on the line provided below.

--------------------------------------------------------------------------------


                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                              21590_072610_FRT_COM

                          YOUR VOTE IS VERY IMPORTANT.
                     PLEASE COMPLETE, SIGN, DATE AND RETURN
                        THE ENCLOSED PROXY CARD PROMPTLY.









                  Please detach at perforation before mailing.


PROXY                       PIONEER HIGH INCOME TRUST                      PROXY
                         ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 22, 2010

This proxy is solicited on behalf of the Board of Trustees of Pioneer High Income Trust. I (we), the undersigned holder(s) of common shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr. and Christopher J. Kelley, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer High Income Trust to be held on September 22, 2010, at 2:00 p.m. (Eastern time) at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned or postponed session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all common shares of beneficial interest of Pioneer High Income Trust which I (we) will be entitled to vote or act upon, with all the powers I
(we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

                                    ---------------------     ------------------
                                    999 99999 999 999
                                    ---------------------     ------------------

                                    Note: In signing, please write name(s)
                                    exactly as they appear on this proxy.
                                    When signing as attorney, executor,
                                    administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                                    --------------------------------------------
                                    Signature(s) [Title(s) if applicable]

                                    --------------------------------------------
                                    Signature of joint owner, if any

                                    --------------------------------------------
                                    Date                    21590_072610_HIT_COM

                          YOUR VOTE IS VERY IMPORTANT.
                     PLEASE COMPLETE, SIGN, DATE AND RETURN
                        THE ENCLOSED PROXY CARD PROMPTLY.


     Important Notice Regarding the Availability of Proxy Materials for the
             Shareholder Meeting to Be Held on September 22, 2010.
   The proxy statement is available at: https://www.proxy-direct.com/pio21590




                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY









                  Please detach at perforation before mailing.


THE COMMON SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER HIGH INCOME TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSAL:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK: |_|

1.   To elect two Class II trustees of Pioneer High Income Trust, as named in
     the attached proxy statement, to serve on the Board of Trustees until their         FOR       WITHHOLD    FOR ALL
     successors have been duly elected and qualified. The nominees for trustee           ALL         ALL       EXCEPT
     are:
     01. David R. Bock        02. Steven K. West                                         |_|         |_|         |_|

     To withhold authority to vote "FOR" any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number(s) on the line provided below.

--------------------------------------------------------------------------------


                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                              21590_072610_HIT_COM

                          YOUR VOTE IS VERY IMPORTANT.
                     PLEASE COMPLETE, SIGN, DATE AND RETURN
                        THE ENCLOSED PROXY CARD PROMPTLY.









                  Please detach at perforation before mailing.


PROXY             PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST            PROXY
                         ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 22, 2010

This proxy is solicited on behalf of the Board of Trustees of Pioneer Municipal High Income Advantage Trust. I (we), the undersigned holder(s) of common shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr. and Christopher J. Kelley, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Municipal High Income Advantage Trust to be held on September 22, 2010, at 2:00 p.m. (Eastern time) at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned or postponed session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all common shares of beneficial interest of Pioneer Municipal High Income Advantage Trust which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

                                    ---------------------     ------------------
                                    999 99999 999 999
                                    ---------------------     ------------------

                                    Note: In signing, please write name(s)
                                    exactly as they appear on this proxy.
                                    When signing as attorney, executor,
                                    administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                                    --------------------------------------------
                                    Signature(s) [Title(s) if applicable]

                                    --------------------------------------------
                                    Signature of joint owner, if any

                                    --------------------------------------------
                                    Date                  21590_072610_MHIAT_COM

                          YOUR VOTE IS VERY IMPORTANT.
                     PLEASE COMPLETE, SIGN, DATE AND RETURN
                        THE ENCLOSED PROXY CARD PROMPTLY.


    Important Notice Regarding the Availability of Proxy Materials for the
             Shareholder Meeting to Be Held on September 22, 2010.
   The proxy statement is available at: https://www.proxy-direct.com/pio21590




                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY









                  Please detach at perforation before mailing.


THE COMMON SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING
PROPOSAL:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK: |_|

1.   To elect two Class I trustees of Pioneer Municipal High Income Advantage
     Trust, as named in the attached proxy statement, to serve on the Board of         FOR       WITHHOLD    FOR ALL
     Trustees until their successors have been duly elected and qualified. The         ALL         ALL       EXCEPT
     nominees for trustee are:
     01. David R. Bock        02. Steven K. West                                       |_|         |_|         |_|

     To withhold authority to vote "FOR" any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number(s) on the line provided below.

--------------------------------------------------------------------------------


                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                             21590_072610_MHIAT_COM

                          YOUR VOTE IS VERY IMPORTANT.
                     PLEASE COMPLETE, SIGN, DATE AND RETURN
                        THE ENCLOSED PROXY CARD PROMPTLY.









                  Please detach at perforation before mailing.


PROXY                  PIONEER MUNICIPAL HIGH INCOME TRUST                 PROXY
                         ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 22, 2010

This proxy is solicited on behalf of the Board of Trustees of Pioneer Municipal High Income Trust. I (we), the undersigned holder(s) of common shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr. and Christopher J. Kelley, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Municipal High Income Trust to be held on September 22, 2010, at 2:00 p.m. (Eastern time) at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned or postponed session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all common shares of beneficial interest of Pioneer Municipal High Income Trust which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

                                    ---------------------     ------------------
                                    999 99999 999 999
                                    ---------------------     ------------------

                                    Note: In signing, please write name(s)
                                    exactly as they appear on this proxy.
                                    When signing as attorney, executor,
                                    administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                                    --------------------------------------------
                                    Signature(s) [Title(s) if applicable]

                                    --------------------------------------------
                                    Signature of joint owner, if any

                                    --------------------------------------------
                                    Date                   21590_072610_MHIT_COM

                          YOUR VOTE IS VERY IMPORTANT.
                     PLEASE COMPLETE, SIGN, DATE AND RETURN
                        THE ENCLOSED PROXY CARD PROMPTLY.


     Important Notice Regarding the Availability of Proxy Materials for the
             Shareholder Meeting to Be Held on September 22, 2010.
   The proxy statement is available at: https://www.proxy-direct.com/pio21590




                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY









                  Please detach at perforation before mailing.


THE COMMON SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER MUNICIPAL HIGH INCOME TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSAL:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK: |_|

1.   To elect two Class I trustees of Pioneer Municipal High Income Trust, as
     named in the attached proxy statement, to serve on the Board of Trustees        FOR       WITHHOLD    FOR ALL
     until their successors have been duly elected and qualified. The nominees       ALL         ALL       EXCEPT
     for trustee are:
     01. David R. Bock        02. Steven K. West                                     |_|         |_|         |_|

     To withhold authority to vote "FOR" any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number(s) on the line provided below.

--------------------------------------------------------------------------------


                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                              21590_072610_MHIT_COM

                          YOUR VOTE IS VERY IMPORTANT.
                     PLEASE COMPLETE, SIGN, DATE AND RETURN
                        THE ENCLOSED PROXY CARD PROMPTLY.









                  Please detach at perforation before mailing.


PROXY                 PIONEER DIVERSIFIED HIGH INCOME TRUST                PROXY
                         ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 22, 2010

This proxy is solicited on behalf of the Board of Trustees of Pioneer Diversified High Income Trust. I (we), the undersigned holder(s) of common shares of beneficial interest, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr. and Christopher J. Kelley, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Diversified High Income Trust to be held on September 22, 2010, at 2:00 p.m. (Eastern time) at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, and any adjourned or postponed session or sessions thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all common shares of beneficial interest of Pioneer Diversified High Income Trust which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

                                    ---------------------     ------------------
                                    999 99999 999 999
                                    ---------------------     ------------------

                                    Note: In signing, please write name(s)
                                    exactly as they appear on this proxy.
                                    When signing as attorney, executor,
                                    administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                                    --------------------------------------------
                                    Signature(s) [Title(s) if applicable]

                                    --------------------------------------------
                                    Signature of joint owner, if any

                                    --------------------------------------------
                                    Date                   21590_072610_DHIT_COM

                          YOUR VOTE IS VERY IMPORTANT.
                     PLEASE COMPLETE, SIGN, DATE AND RETURN
                        THE ENCLOSED PROXY CARD PROMPTLY.


     Important Notice Regarding the Availability of Proxy Materials for the
             Shareholder Meeting to Be Held on September 22, 2010.
   The proxy statement is available at: https://www.proxy-direct.com/pio21590




                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY









                  Please detach at perforation before mailing.


THE COMMON SHARES OF BENEFICIAL INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

IF THE PROXY IS SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER DIVERSIFIED HIGH INCOME TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSAL:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK: |_|

1.   To elect three Class III trustees of Pioneer Diversified High Income Trust,
     as named in the attached proxy statement, to serve on the Board of Trustees         FOR       WITHHOLD    FOR ALL
     until their successors have been duly elected and qualified. The nominees           ALL         ALL       EXCEPT
     for trustee are:
     01. David R. Bock        02. Stephen K. West           03. John F. Cogan, Jr.       |_|         |_|         |_|

     To withhold authority to vote "FOR" any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number(s) on the line provided below.

--------------------------------------------------------------------------------


                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                              21590_072610_DHIT_COM